Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Republic Property Trust (the “Company”) for the fiscal quarter ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), we, Mark R. Keller and Michael J. Green, Chief Executive Officer and Chief Financial Officer, respectively, of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:
(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 12, 2006

By:	/s/ Mark R. Keller
	Name:	Mark R. Keller
	Title:	Chief Executive Officer (Principal Executive Officer)

By:	/s/ Michael J. Green
	Name:	Michael J. Green
	Title:	Chief Financial Officer (Principal Financial Officer)